UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 15, 2017

Date of Report (Date of earliest event reported)

PARATEK PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36066	33-0960223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Park Plaza Boston, MA		02116
(Address of principal executive offices)		(Zip Code)

(617) 807-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Inducement Plan

On June 15, 2017, a majority of the independent directors of the board of directors (the “Board”) of Paratek Pharmaceuticals, Inc. (the “Company”) approved the Paratek Pharmaceuticals, Inc. 2017 Inducement Plan (the “2017 Inducement Plan”) filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”), the forms of the Stock Option Grant Notice and Option Agreement (collectively, the “Inducement Option Grant Package”) filed as Exhibit 10.2 to this Current Report and the forms of the Restricted Stock Unit Award Grant Notice and Restricted Stock Unit Award Agreement (collectively, the “Inducement RSU Grant Package”) filed as Exhibit 10.3 to this Current Report. In accordance with NASDAQ Listing Rule 5635(c)(4), the Company did not seek approval of the 2017 Inducement Plan by its stockholders. Pursuant to the Inducement Plan, the Company may grant nonstatutory stock options and restricted stock units for up to a total of 550,000 shares of common stock to employees entering into employment or returning to employment after a bona fide period of non-employment with the Company.

The foregoing is a brief description of the material terms of the 2017 Inducement Plan, the Inducement Option Grant Package and the Inducement RSU Grant Package, and is qualified by reference to the full text of the 2017 Inducement Plan, the Inducement Option Grant Package and the Inducement RSU Grant Package filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report.

Adoption of Annual Incentive Plan

As further described under Item 5.07 of this Current Report, at the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on June 15, 2017, the Company’s stockholders approved the Paratek Pharmaceuticals, Inc. Annual Incentive Plan (the “Annual Incentive Plan”). The Annual Incentive Plan was previously approved, subject to stockholder approval, by the Board.

The Annual Incentive Plan is designed to provide annual cash incentives to executive officers and employees based on the achievement of pre-established, objective performance goals, including cash awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code of 1986, as amended.

A description of the material terms of the Annual Incentive Plan is included under the heading “Approval of the Paratek Pharmaceuticals, Inc. Annual Incentive Plan” in the Company’s proxy statement for the 2017 Annual Meeting filed with the Securities and Exchange Commission on April 21, 2017. The description of the Annual Incentive Plan is qualified by reference to the full text of the Annual Incentive Plan filed as Exhibit 10.4 to this Current Report.

Amended Employment Agreements

On June 16, 2017, the Company entered into amended and restated employment agreements (the “Amended Employment Agreements”) with Evan Loh, the Company’s President, Chief Operating Officer and Chief Medical Officer, and Adam Woodrow, the Company’s Chief Commercial Officer.  The Amended Employment Agreements amend, restate, and supersede the executives’ existing employment agreements, which were each dated February 4, 2015.  In the case of Mr. Loh, the Amended Employment Agreement provides for an additional severance benefit of up to 12 months of continued health insurance coverage (the “COBRA Benefit”) upon a termination of his employment by the Company without cause or by him for good reason and full acceleration of Mr. Loh’s unvested Company equity awards upon a qualifying termination of employment occurring within 90 days before and 12 months following the closing of a qualifying transaction.  In the case of Mr. Woodrow, the Amended Employment Agreement provides for the following additional severance benefits upon a termination of his employment by the Company without cause or by him for good reason: (i) a prorated portion of the performance bonus Mr. Woodrow would have earned for the year in which his employment terminates and (ii) the COBRA Benefit.

The foregoing is a brief description of the material terms of the Amended Employment Agreements, and is qualified by reference to the full text of the Employment Agreement, as amended, by and between the Company and Evan Loh dated as of June 16, 2017 and the Employment Agreement, as amended, by and between the Company and Adam Woodrow dated as of June 16, 2017, copies of which the Company intends to file with the Securities and Exchange Commission as exhibits to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 15, 2017. Proxies for the Annual Meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. There were 27,130,978 shares of common stock entitled to vote at the Annual Meeting. A total of 23,681,978 shares of common stock were represented at the Annual Meeting in person or by proxy. The final votes on the proposals presented at the meeting were as follows:

Proposal No. 1 – Election of Directors

Michael F. Bigham and Robert S. Radie were elected as directors to hold office until the 2020 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, or, if sooner, until each director’s death, resignation, or removal, by the following vote:

Nominee	For	Withheld	Broker Non-Votes

Michael F. Bigham	19,137,429	444,753	4,099,796

Robert Radie	18,332,298	1,249,884	4,099,796

Proposal No. 2 – Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, by the following vote:

For	Against	Abstain	Broker Non-Votes

19,277,047	215,751	89,384	4,099,796

Proposal No. 3 – Non-Binding Advisory Vote on the Frequency of Holding Future Non-Binding Advisory Votes on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, the frequency of three years for holding future non-binding, advisory votes on the compensation paid to the Company’s named executive officers, by the following vote:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

9,367,623	112,345	9,827,220	274,994	4,099,796

Based on these voting results, the Board has determined that it will hold a non-binding, advisory vote on the compensation paid to the Company’s named executive officers every three years until the next required stockholder vote on the frequency of non-binding, advisory votes on the compensation paid to the Company’s named executive officers.

Proposal No. 4 – Approval of the Paratek Pharmaceuticals, Inc. Annual Incentive Plan

The Company’s stockholders approved the Paratek Pharmaceuticals, Inc. Annual Incentive Plan by the following vote:

For	Against	Abstain	Broker Non-Votes

19,451,356	53,176	77,650	4,099,796

Proposal No. 5 – Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Board of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 by the following vote:

For	Against	Abstain

23,572,259	6,033	103,686

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

10.1	Paratek Pharmaceuticals, Inc. 2017 Inducement Plan

10.2	Form of Stock Option Grant Notice and Form of Option Agreement under the Paratek Pharmaceuticals, Inc. 2017 Inducement Plan

10.3	Form of Restricted Stock Unit Award Grant Notice and Form of Restricted Stock Unit Award Agreement under the Paratek Pharmaceuticals, Inc. 2017 Inducement Plan

10.4	Paratek Pharmaceuticals, Inc. Annual Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2017	PARATEK PHARMACEUTICALS, INC.

	By:	/s/ William M. Haskel

Name: William M. Haskel
Title: SVP, General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description

10.1	Paratek Pharmaceuticals, Inc. 2017 Inducement Plan

10.2	Form of Stock Option Grant Notice and Form of Option Agreement under the Paratek Pharmaceuticals, Inc. 2017 Inducement Plan

10.3	Form of Restricted Stock Unit Award Grant Notice and Form of Restricted Stock Unit Award Agreement under the Paratek Pharmaceuticals, Inc. 2017 Inducement Plan

10.4	Paratek Pharmaceuticals, Inc. Annual Incentive Plan